Exhibit 10.17
FIRST AMENDMENT OF
PACKAGING CORPORATION OF AMERICA
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(As Amended and Restated Effective as of January 1, 2005)
     Pursuant to the authority set forth in Article IV, Section 4.1 thereof, the Packaging Corporation of America Supplemental Executive Retirement Plan (the “Plan”) is hereby amended, effective as of January 1, 2008, as follows:
     1. The Plan is hereby amended by substituting the following for Section 1.7 of the Plan:
     “‘Employment Termination Date’ shall mean, with respect to any Participant, the date on which such Participant experiences a ‘separation from service’ as determined under Treas. Reg. § 1.409A-1(h) or a successor regulation.”
     2. The Plan is hereby amended by substituting the following for the first sentence in Section 2.4 of the Plan:
     “No distribution may be made pursuant to the Plan if the Administrator reasonably determines that such distribution would violate securities laws or other applicable law, or jeopardize the Company’s ability to continue as a going concern.”
     3. The Plan is hereby amended by deleting the phrase “(including the Grandfathered Benefit)” where such phrase appears in Paragraph 3 of Appendix A to the Plan.
     4. The Plan is hereby amended by replacing the following for Paragraph 4 in Appendix A of the Plan:
     “4. Form of Distribution and Permissive Election. Stecko’s Retirement Benefit shall be shall be payable in the form of a lump sum upon the earliest of (i) the six-month anniversary of Stecko’s Employment Termination Date, (ii) Stecko’s death, or (iii) a designated date in 2009 Stecko may designate no later than December 31, 2008 pursuant to such rules as the Company may establish. If Stecko designates a distribution date in 2009, he may accrue no additional Retirement Benefit after such distribution date.”
     5. In all other respects, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing, Packaging Corporation of America causes these presents to be duly executed by its proper officer thereunto duly authorized this 22 day of December, 2008.

PACKAGING CORPORATION OF AMERICA
By:	/s/ RICHARD B. WEST

Its: Senior Vice President and Chief Financial Officer

2